July 1, 2019
As Supplemented July 11, 2019

Summary
Prospectus
USAA Nasdaq-100 Index Fund
Fund Shares (USNQX)  ■  R6 Shares (URNQX)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.
Before you invest, you may want to review the Fund’s statutory prospectus, which contains more information about the Fund and its risks.
You can find the Fund’s statutory prospectus and other information about the Fund (including the Fund’s Statement of Information (SAI)) online at usaa.com/prospectus.
You can also get this information at no cost by calling (800) 235-8396 or by sending an e-mail request to prospectus@usaa.com. The Fund’s statutory prospectus and SAI dated July 1, 2019, as supplemented July 11, 2019, are incorporated herein by reference.
You also may obtain this information at no cost from your financial intermediary.
Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital.  Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

Investment Objective
The USAA Nasdaq-100 Index Fund (the Fund) seeks to match, before fees and expenses, the performance of the stocks composing the Nasdaq-100 Index1. The Nasdaq-100 Index (the “Index’) represents 100 of the largest nonfinancial stocks traded on The Nasdaq Stock Market®.
1Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the “Corporations”) and have been licensed for our use.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund Shares and R6 Shares are based on expenses incurred during the Fund’s most recently completed fiscal year.
Shareholder Fees
(fees paid directly from your investment)
Fund Shares	R6 Shares
None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	R6 Shares
Management Fee	0.20%	0.20%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.28%	0.25%
Total Annual Fund Operating Expenses	0.48%	0.45%
Reimbursement from Adviser	N/A	(0.05%)
Total Annual Fund Operating Expenses after Reimbursement(a)	0.48%	0.40%
(a)Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.48% of the Fund Shares and 0.40% of the R6 Shares, through at least June 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation agreement for each class of shares is not continued beyond its expiration date.
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$49	$154	$269	$604
R6 Shares	$41	$139	$247	$562
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its whole portfolio.
Principal Investment Strategy
The Fund’s principal investment strategy is, under normal market conditions, to invest at least 80% of the Fund’s assets in the common stocks of companies composing the Nasdaq-100 Index. This strategy may be changed upon 60 days’ written notice to shareholders.
In seeking to track the performance of the Nasdaq-100 Index, the Fund will normally invest in all the common stocks of companies in the Nasdaq-100 Index in roughly the same proportions as their weightings in the index. While the Fund attempts to replicate the index, there may be times when the Fund and the index do not match exactly. At times, the Fund may purchase a stock not included in the Nasdaq-100 Index when it believes doing so would be a cost-efficient way of approximating the index’s performance, for example, in anticipation of a stock being added to the index. To the extent that the Nasdaq-100 Index concentrates in the securities of a particular industry or group of industries, the Fund may similarly concentrate its investments.
Principal Risks
Any investment involves risk, and there is no assurance that a Fund’s objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in a Fund.
The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of the company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than debt securities. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging-market risk; increased price volatility; uncertain political conditions; exchange-control regulations; foreign
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ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.
The returns from a specific type of security or sector may trail returns from other asset classes, sectors, or the overall market. For example, the stocks that make up the Nasdaq-100 Index currently are heavily weighted in the technology sectors. High volatility or poor performance of the sectors will directly affect the Fund’s performance. Sectors will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.
While the Fund attempts to match the Nasdaq-100 Index as closely as possible, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund’s performance may be affected by factors such as the size of the Fund’s portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. Changes in the Fund’s cash flow may affect how closely the Fund will track the Nasdaq-100 Index.
The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a single issuer, such as a single stock or bond. Because a relatively high percentage of the Fund’s total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund’s investment results because this Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory event compared to those of a diversified fund.
An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and R6 Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares class’s volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the Fund Shares' average annual total returns for the periods indicated
compared to those of the Fund's benchmark index. Performance reflects any expense limitations in effect during the periods shown.
Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund’s most current performance information, log on to usaa.com or call (800) 235-8396.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	20.95%	March 31, 2012
Lowest Quarter Return	-16.84%	December 31, 2018
Year-to-Date-Return	16.73%	March 31, 2019
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are only shown for the Fund Shares and may differ for each share class.
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AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2018

	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception	Inception Date
Fund Shares
Return Before Taxes	-0.44%	12.72%	18.51%
Return After Taxes on Distributions	-0.60%	12.41%	18.20%
Return After Taxes on Distributions and Sale of Fund Shares	-0.14%	10.16%	15.91%
R6 Shares
Return Before Taxes	-0.38%	-	-	9.85%	3/1/2017
Index
Nasdaq-100 Index (reflects no deduction for fees, expenses, or taxes)	0.04%	13.33%	19.28%	10.84%	3/1/2017
Investment Adviser
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser’s Victory Solutions platform. Prior to July 1, 2019, USAA Asset Management Company served as the Fund’s investment adviser.
Portfolio Managers
	Title	Tenure with the Fund
Mannik S. Dhillon, CFA, CAIA	President, VictoryShares and Solutions	Since July 2019
Wasif A. Latif	Head of Investments, VictoryShares and Solutions	Since July 2019
Purchase and Sale of Shares
Fund Shares:
You may purchase or sell Fund Shares any business day through our website at usaa.com, or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.
■	Minimum initial purchase: $3,000
■	Minimum subsequent investment: $50
R6 Shares:
R6 Shares generally are available only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. R6 Shares also are available to endowment funds and foundations. There is no minimum initial investment amount or minimum subsequent investment for R6 Shares. Please contact your plan administrator or recordkeeper to purchase or sell (redeem) shares from your retirement plan.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

98026-0719R
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